Delaware Group Adviser Funds
Delaware New Pacific Fund

Supplement to the Fund's
Statement of Additional Information
dated February 28, 2001

The following paragraph is added after the fifth full paragraph on page 28 under "Purchasing Shares", and before the "Written Redemption" heading on page 51 under "Redemption and Exchange" :

Shareholders of Delaware New Pacific Fund's Class B and Class C shares, and, to the extent applicable, Class A shares, may redeem their shares without paying a CDSC because this Fund is scheduled to be liquidated.

The date of this Supplement is May 2, 2001.